PERCEPTRON, INC.
                       EMPLOYEE STOCK PURCHASE PLAN
                  (Amended and Restated October 31, 1996)


        1. Purpose. The purpose of the Perceptron, Inc. Employee Stock Purchase Plan (the "Plan") is to promote the best interests of Perceptron, Inc. (the "Company") and its shareholders by encouraging employees of the Company and its subsidiaries to acquire a proprietary interest in the Company, thus identifying their interests with those of shareholders and encouraging the employees to make even greater efforts on behalf of the Company. The Plan is intended to constitute an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

        2. Certain Definitions. As used in this Plan, the term "subsidiary" of the Company means any "subsidiary corporation" as defined in
Section 424(f) of the Code; the term "employee" means an individual with an "employment relation- ship" with the Company or any subsidiary as defined in Regulation 1.421-7(h) of the Income Tax Regulations; the term "employment" means employment with the Company, or a subsidiary of the Company; and the term "Purchase Period" means a six month offering period commencing each January 1 and July 1.

        3. Stock. The stock subject to option and purchase under the Plan shall be the Common Stock of the Company (the "Common Stock"). The total amount of Common Stock on which options may be granted under the Plan shall not exceed 150,000 shares, after taking into account the Company's stock split effective November 30, 1995, subject to adjustment in accordance with Section 12 of the Plan. Shares of Common Stock subject to any unexercised portion of a terminated, cancelled or expired option granted under the Plan may again be used for option grants under the Plan.

        4. Administration. The Plan shall be administered by a Committee (the "Committee") of the Board of Directors ("Board"). The Committee may prescribe rules and regulations from time to time for the administration of the Plan and may decide questions which may arise with respect to its interpretation or application. The decisions of the Committee in interpreting the Plan shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, employees and optionees. The Committee, from time to time, shall grant to eligible employees on a uniform basis, options to purchase Common Stock pursuant to the terms and conditions of the Plan. In the event of insufficient shares during a Purchase Period, the Committee shall allocate the right to purchase shares to each participant in the same proportion that such participant's total current base salary paid by the Company for the Purchase Period bears to the total of such base salaries paid by the Company to all participants during the same period. All excess funds withheld, as a result of insufficient shares, shall be returned to the participant employees.

        5. Participants. Except as provided in Section 6 of the Plan, any employee who is in the employ of the Company or any subsidiary of the Company on the offering dates (i) whose customary employment with the Company or a subsidiary is more than 20 hours per week, (ii) who works more than five months a year and (iii) who have been employed by the Company or a subsidiary for at least six months, is eligible to participate in the Plan in accordance with its terms.

        6. Ownership and Purchase Limitations. Notwithstanding anything herein to the contrary, no employee shall be entitled to participate in an offering under the Plan if such employee, immediately after a grant under this Plan, would, in the aggregate, own, and/or hold options to purchase, shares of Common Stock equal to or exceeding five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its subsidiary corporations. The rules of Section 424(d) of the Code shall apply for the purpose of determining such stock ownership. With respect to individual employees,
Section 424(d) of the Code provides that an employee shall be considered as owning the stock owned directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. No employee shall be granted an option under the Plan which, together with options granted under all employee stock purchase plans (qualified under Section 423 of the Code) of the Company and its subsidiaries permits the employee to accrue option rights to purchase shares in any calendar year in excess of $25,000 of fair market value of such shares (determined at the time an option is granted). For purposes of this Plan, the "grant date" shall be the first day of each Purchase Period, as defined in Section 2 of the Plan.

        7. Option Price. The exercise price of each option granted under the Plan shall be equal to the "Discount" multiplied by the fair market value per share of the Common Stock on the grant date. The term "Discount" shall mean a percentage not less than 85%. The Discount shall be 85% unless otherwise determined by the Committee in its sole discretion on or before the grant date. For purposes of this Plan, the the fair market value per share shall be deemed to be:

                (a) the average of the closing sales prices of the Common Stock on the principal securities exchange on which the Common Stock may at the time be listed (or, if there have been no sales on such exchange on any day, the average of the closing high bid and low asked prices on such exchange at the end of such day) for the five (5) consecutive trading days on such exchange immediately preceding the grant date; or

                (b) if the Common Stock is not listed on a securities exchange, the average of the closing sales prices of the Common Stock on The Nasdaq Stock Market (or, if there have been no sales on The Nasdaq Stock Market on any such day, the average of the closing high bid and low asked prices on The Nasdaq Stock Market at the end of such day) for the five (5) consecutive trading days on The Nasdaq Stock Market immediately preceding the grant date; or

                (c) if the Common Stock is not listed on any domestic stock exchange or The Nasdaq Stock Market, the average of the mean between the closing high bid and low asked price as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or, if not so reported, by the system then regarded as the most reliable source of such quotations) for the five (5) consecutive trading days on NASDAQ or other such system immediately preceding the grant date; or

                (d) if none of the foregoing clauses apply, the fair value as determined in good faith by the Committee.

        8.      Payment for Option Shares.

                (a) Shares Under Option. An eligible employee may elect to participate in an offering by delivering to the Company an election to participate and a payroll deduction form within a certain period of time, which period shall be designated by the Committee prior to each offering date (the "Election Period") and which election shall become irrevocable as to the applicable Purchase Period at the end of the Election Period. An eligible employee's election to participate and payroll deduction form from the preceding Election Period automatically shall carry over to the next Election Period unless affirmatively revoked in writing by the employee. An employee who elects to participate may not authorize payroll deductions which, in the aggregate, are more than ten percent (10%) of the employee's after-tax base salary (not including overtime and bonus payments). Only whole shares of Common Stock may be purchased under the Plan.

                (b) A participating employee may not authorize payroll deductions for less than an entire Purchase Period. An employee may suspend payroll deductions during a Purchase Period at any time, and all funds withheld prior to such suspension, which have not yet been applied to the purchase of Common Stock, shall, at the employee's election, be used to exercise the option on the Purchase Date to the extent payroll deductions were made prior to such suspension or be returned by the Company to the employee as soon as practicable.

                (c) Payroll deductions shall commence on the first payroll date in the Purchase Period and shall continue until the last payroll date in the Purchase Period; provided, however, that unless an election is revoked, such election shall continue into successive six month Purchase Periods.

                (d) A participating employee's option shall be deemed to have been exercised at the close of business on the last business day of the Purchase Period, to the extent of the payroll deductions withheld during such Purchase Period, which shall be the earlier of (i) the last day in the six month period following the grant date or (ii) the date on which the Purchase Period is terminated pursuant to Section 13.

                (e) The Company retains the right to designate an exclusive broker to handle the Common Stock transactions under the Plan. As soon as practicable after the end of the Purchase Period, the Company shall deliver to each employee or a designated brokerage account, through a certificate or electronic transfer, the shares of Common Stock that such employee has purchased. Unless otherwise determined by the Committee, any amount that has been deducted and withheld in excess of the option price automatically shall be paid by check to the participating employee promptly following the end of the Purchase Period in which withheld.



                (f) Unless otherwise determined by the Committee, no interest shall accrue or be paid on any amounts paid by payroll deduction by any participating employee.

        9. Non-Transferability. No option shall be transferable by an employee other than by will or the laws of descent and distribution, and an option shall be exercised during an employee's life time only by an employee.

        10. Restriction on Transfers of Shares. Shares issued pursuant to the exercise of an option under the Plan may not be disposed of by the employee until the expiration of one (1) year after the exercise date. Such restriction on transfer may be waived by the Committee in the event of extreme hardship, as determined by the Committee in its sole discretion.

        11. Termination of Employment, Unpaid Leave of Absence or Layoff. If a participating employee ceases to be employed by the Company for any reason (with or without severance pay), including but not limited to, voluntary or forced resignation, retirement, death, layoff, or if an employee is on an unpaid leave of absence for more than 60 days, or during any period of severance, payroll deductions with respect to such employee shall cease and all funds withheld prior to such termination, which have not yet been applied to the purchase of Common Stock, shall, at the employee's election, be used to exercise the option on the Purchase Date to the extent payroll deductions were made prior to such termination or be returned by the Company to the employee (or his or her estate or heirs) as soon as practicable.

        12. Adjustments. In the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in the capital structure of the Company, an appropriate adjustment shall be made by the Committee in the number of shares and kind of stock or other securities for which options may be or may have been granted under the Plan, and the exercise price related thereto, to the end that the proportionate interests shall be maintained as before the occurrence of such an event. Any of the foregoing adjustments may provide for the elimination of any fractional share which might otherwise become subject to any option.

        13.     Change of Control.

                (a) After any merger of one or more corporations into the Company in which the Company shall be the surviving corporation or any share exchange in which the Company is a constituent corporation, each participant shall, at no additional cost, be entitled upon the exercise of an option, to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock for which such option shall then be exercisable, the consideration which such participant would have been entitled to receive pursuant to the terms of the agreement of merger or share exchange if at the time of such merger or share exchange such participant had been a holder of record of a number of shares of Common Stock equal to the number of shares then underlying the option. In addition, if any person or entity becomes the beneficial owner of more than fifty percent (50%) of the number of shares then issued and outstanding, whether in connection with such merger or share exchange or otherwise, or upon any sale by the Company of all or substantially all of its assets, the Committee shall have the right to terminate the Purchase Period as of such date, and, if so terminated, each participant shall be deemed to have exercised, immediately prior to such merger, share exchange, acquisition or sale of assets, his or her option to the extent payroll deductions were made prior thereto. Comparable rights shall accrue to each participant in the event of successive mergers or consolidations of the character described above.

                (b) Notwithstanding anything contained herein to the contrary, upon the dissolution or liquidation of the Company or upon any merger or share exchange in which the Company is not the surviving corporation (other than a merger with a wholly-owned subsidiary of the Company formed for the purpose of changing the Company's corporate domicile where the Plan is assumed by the survivor), the Purchase Period for any option granted under this Plan shall terminate as of the date of the aforementioned event, and each participant shall be deemed to have exercised, immediately prior to such dissolution, liquidation, merger or share exchange, his or her option to the extent payroll deductions were made prior thereto.

                (c) The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

        14. Termination and Amendment. The Board may terminate the Plan, or the granting of options under the Plan, at any time. No option shall be granted under the Plan after May 14, 2005.

        The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification shall disqualify the Plan under
Section 423 of the Code, or Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as amended from time to time (or any successor rule), without shareholder approval.

        No amendment, modification, or termination of the Plan shall in any manner affect any option granted under the Plan without the consent of the participant holding the option.

        15.     Rule 16b-3 Requirements.    Notwithstanding any other
provision of the Plan, the Committee may impose such conditions on the exercise of an option as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act, as amended from time to time (or any successor rule).

        16. Rights Prior to Delivery of Shares. No participant shall have any rights as a shareholder with respect to shares covered by an option until the issuance of a stock certificate or electronic transfer to the employee or the employee's brokerage account of such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares electronically delivered to a brokerage account.

        17. Securities Laws. Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares will not violate any of the provisions of the Securities Act of 1933 or the Exchange Act, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of any stock exchange on which the stock may be listed and the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

        The Board may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including, without limitation, restrictions (a) under applicable federal securities laws, (b) under the requirements of any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (c) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

        18. Approval of Plan. The Plan shall be subject to the approval of the holders of at least a majority of the Common Stock of the Company present and entitled to vote at a meeting of shareholders of the Company held within 12 months after adoption of the Plan by the Board. If not approved by shareholders within such 12-month period, the Plan and any options granted hereunder shall become void and of no effect.


        19. Effect on Employment. Neither the adoption of the Plan nor the granting of an option pursuant to it shall be deemed to create any right in any employee to be retained or continued in the employment of the Company, parent or a subsidiary.

        20. Use of Proceeds. The proceeds received from the sale of shares pursuant to the Plan shall be used for corporate purposes by the Company.


         BOARD OF DIRECTORS APPROVAL:  5/15/95, 6/23/95, 10/31/96
                      SHAREHOLDER APPROVAL:   6/23/95